Supplement Dated May 29, 2026

To The Statement of Additional Information

Dated April 27, 2026

JNL® Investors Series Trust

Effective May 30, 2026, please delete all references to and information for Andrew Tedeschi.

Effective May 30, 2026, on page 23, in the section, “Trustees and Officers of the Trust,” please delete the table row for Garett J. Childs in the entirety and replace with the following:

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Garett J. Childs (46) 1 Corporate Way Lansing, MI 48951	Vice President (2/2019 to present) Treasurer & Chief Financial Officer (5/2026 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President of JNAM (8/2025 to present); Chief Financial Officer of JNAM (8/2021 to present); Manager, Board of Managers of Jackson National Life Distributors LLC (8/2025 to present); Vice President, Finance and Risk of JNAM (2/2019 to 8/2025); Controller of JNAM (11/2007 to 8/2021); Vice President of other investment companies advised by JNAM (11/2023 to present, 6/2023 to present, and 2/2019 to present)

Onon pages 42-43, in the section, “Purchases, Redemptions and Pricing of Shares,” please delete the fifth paragraph in the entirety and replace with the following:

The NAV per share of the Fund is calculated by adding the value of all securities and other assets of the Fund, deducting its liabilities, and dividing by the number of shares outstanding. Equity securities are generally valued at the official closing price of the exchange where the security is principally traded. If there is no official closing price for the security on the valuation date, the security may be valued at the most recent sale or quoted bid price prior to close. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date. The Adviser typically uses independent pricing services to value debt securities. Term loans are generally valued at the composite bid prices provided by approved pricing services. Futures contracts traded on an exchange are generally valued at the exchange’s settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the primary exchange. Exchange-traded options are valued by approved pricing sources at the last traded price prior to the close of business on the local exchange. In the event that current day trades are unavailable, or the trade price falls outside of the current day bid ask spread, exchange traded options are valued at the current day’s mid-price. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE, unless an unexpected disruption on the NYSE and the Fund’s valuation policies require the Adviser to determine the “fair value” of the contracts. Pricing services utilized to value debt instruments may use various pricing techniques which take into account appropriate factors such as: trading characteristics; broker quotes; credit ratings; call features; yield; credit quality; coupon rate; maturity; type of issue and other relevant data. To the extent circumstances prevent the use of the primary calculation methodology previously described, the Adviser may use alternative methods to calculate the NAV.

This Supplement is dated May 29, 2026.